UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

811-22553
Investment Company Act file number:

Miller/Howard High Income Equity Fund
 (Exact name of registrant as specified in charter)

10 Dixon Avenue
Woodstock, NY 12498
(Address of principal executive offices) (Zip code)

Annemarie Gilly
Miller/Howard Investments, Inc.
10 Dixon Avenue
Woodstock, NY 12498
 (Name and address of agent for service)

(845) 679-9166
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:    January 31, 2018

Item 1. Schedule of Investments.

Miller/Howard High Income Equity Fund
SCHEDULE OF INVESTMENTS
(unaudited)
	January 31, 2018
Common Stock - 79.0%	Shares	Fair Value
Business Credit Institutions - 5.7%
Ares Capital Corporation(1)	389,373	$6,210,499
Hercules Capital, Inc.(1)	308,552	3,912,440
		10,122,939

Business Services - 4.7%
Xerox Corp.	246,590	8,416,117

Cogeneration Services & Small Power Producers - 1.2%
The AES Corporation(1)	180,000	2,080,800

Crude Petroleum & Natural Gas - 5.7%
Royal Dutch Shell plc ADR(2)	141,759	10,196,725

Department Stores - 4.5%
Macy's, Inc.(3)	305,635	7,931,228

Electric Services - 7.2%
Covanta Holding Corporation(1)	389,604	6,370,025
Pattern Energy Group Inc.(1)	309,451	6,380,880
		12,750,905

Household Appliances - 2.5%
Whirlpool Corp.	24,000	4,354,080

Investing - 6.7%
Main Street Capital Corporation(3)	131,648	4,997,358
The Blackstone Group L.P.	190,197	6,951,700
		11,949,058

Life Insurance - 2.6%
Aegon NV ADR(2)	673,000	4,569,670

Motor Vehicles - 1.5%
Ford Motor Co.	240,000	2,632,800

Natural Gas Transmission - 3.9%
ONEOK, Inc.(2)	116,332	6,847,302

Office Machine - 1.2%
Pitney Bowes Inc.(1)	150,210	2,119,463

Oil & Gas Field Services - 2.3%
Targa Resources Corp.(1)	85,000	4,080,000

Petroleum & Petroleum Products - 3.2%
Macquarie Infrastructure Corporation(1)	85,099	5,646,319

Pharmaceutical Preparations - 0.6%
GlaxoSmithKline plc ADR	29,082	$1,090,866

Pipelines - 2.7%
Pembina Pipeline Corp (Canada)(1)	139,650	4,763,462

Radiotelephone Communications - 5.8%
Mobile TeleSystems PJSC ADR	297,400	3,610,436
Vodafone Group plc ADR(1)	206,925	6,667,123
		10,277,559

Security Brokers, Dealers, and Flotation Companies - 1.2%
Virtu Financial, Inc.(3)	115,000	2,196,500

Surety Insurance - 2.4%
Old Republic International Corp.	200,000	4,298,000

Telephone Communications (No Radiotelephone) - 13.4%
AT&T Inc.(1)	76,762	2,874,737
BCE Inc. (Canada)(1)	76,809	3,590,821
BT Group plc ADR(2)(3)	213,385	4,003,102
CenturyLink, Inc.	386,500	6,883,565
Verizon Communications Inc.	120,375	6,508,676
		23,860,901

Total Common Stock (Cost $140,577,490)		140,184,694

Master Limited Partnerships - 24.6%
Crude Petroleum Pipelines - 2.2%
Buckeye Partners LP(1)	72,835	3,927,263

Liquefied Petroleum Gas Dealers - 6.3%
AmeriGas Partners, L.P.	169,846	8,023,525
Suburban Propane Partners, L.P.	126,455	3,218,280
		11,241,805

Natural Gas Transmission - 7.9%
MPLX LP(1)	189,648	7,054,905
Williams Partners L.P.	163,793	6,862,927
		13,917,832

Oil & Gas Field Services - 1.8%
Enable Midstream Partners LP	214,410	3,244,023

Pipelines - 6.4%
Andeavor Logistics LP	45,150	2,334,255
Energy Transfer Partners, L.P.(1)	453,159	9,081,307
		11,415,562

Total Master Limited Partnerships (Cost $41,530,006)		43,746,485

Real Estate Investment Trusts (REITs) - 16.2%		$
Alexander & Baldwin, Inc.	142,023		3,766,458
Digital Realty Trust, Inc.(1)	18,100		2,026,295
LaSalle Hotel Properties	213,016		6,505,508
Omega Healthcare Investors, Inc.(2)	153,696		4,155,940
Outfront Media, Inc.(1)	165,000		3,696,000
The Geo Group, Inc.(1)	196,567		4,432,586
WP Carey, Inc.(1)	62,947		4,079,595
Total Real Estate Investment Trusts (REITs) (Cost $31,881,813)			28,662,382

Short-Term Investments - 3.4%
Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, 1.21%(4)	6,054,932		6,054,932
Total Short-Term Investments (Cost $6,054,932)			6,054,932

Investments Purchased as Securities Lending Collateral - 4.3%
Mount Vernon Liquid Assets Portfolio, LLC, 1.63%(4)	7,709,163		7,709,163
Total Investments Purchased with Proceeds from Securities Lending (Cost 7,709,163)			7,709,163

Total Investments - 127.5% (cost $227,753,404)			226,357,656
Total Value of Options Written (Premiums received $512,728) - (0.3%)			(503,552)
Other Assets and Liabilities - (27.2)%			(48,383,484)
Total Net Assets Applicable to Common Stockholders - 100.0%			$177,470,620

Note: Percentages indicated are based on the net assets of the Fund.
ADR	American Depository Receipt
(1)	All or a portion of this security has been pledged as collateral in connection with the Fund's Special Custody Account Agreement.
As of January 31, 2018, the total value of securities pledged as collateral for the Special Custody Account Agreement was $88,994,519.
(2)	All or a portion of the security represents collateral for outstanding call or put option contracts written.
(3)	All or a portion of this security is on loan.
(4)	Rate indicated is the seven-day yield as of January 31, 2018.

Miller/Howard High Income Equity Fund
SCHEDULE OF OPTIONS WRITTEN
January 31, 2018
(unaudited)

Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Call Options
Blackstone Group LP/The	February 2018	37.00	1,901	(7,033,700)	$(81,743)
Macy's, Inc.	February 2018	27.50	3,056	(8,404,000)	(119,184)
Pitney Bowes, Inc.	February 2018	14.00	1,502	(2,102,800)	(82,610)
Targa Resources Corp.	February 2018	52.50	13	(68,250)	(195)
Whirlpool Corp.	February 2018	182.50	240	(4,380,000)	(85,920)
Xerox Corp.	February 2018	34.00	1,300	(4,420,000)	(133,900)
					(503,552)

Total Value of Options Written (Premiums received $512,728)					$(503,552)

Fair Value Measurement
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of January 31, 2018, the Fund’s assets and liabilities carried at market value were classified as follows:

Investments In Securities(a)	Total	Level 1	Level 2	Level 3
Assets
Common Stock	$140,184,694	$140,184,694	$-	$-
Master Limited Partnerships	43,746,485	43,746,485	-	-
Real Estate Investment Trusts	28,662,382	28,662,382	-	-
Short-Term Investment(b)	6,054,932	6,054,932	-	-
Investments Purchased as Securities Lending Collateral(c)	7,709,163	-	-	-
Total Investments in Securities	$226,357,656	$218,648,493	$-	$-
Liabilities
Written Options	$503,552	$503,552	$-	$-
(a)	All industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Fund at January 31, 2018.
(c)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy in accordance with ASC 820.  The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Fund did not hold any Level 3 securities during the period ended January 31, 2018.

Derivative Financial Instruments
The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally sells (“writes”) put options on securities already held in its portfolio or securities that are candidates for inclusion in the portfolio. The strategy is designed to provide the Fund with the ability to acquire securities that the Adviser is interested in at attractive valuations while generating realized gains as a means to enhance distributions.

The Fund occasionally purchases put options.  A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller.

The Fund occasionally sells (“writes”) call options on securities already held in its portfolio. The strategy is designed to generate realized gains from premiums as a means to enhance distributions.

The Fund occasionally purchases call options.  A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price.

Purchased Options – Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment.  The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments.  If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount.  Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

The Fund has adopted the disclosure provision of FASB ASC 815, Derivatives and Hedging. ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at January 31, 2018:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Written equity options	Options written, at fair value	$503,552

The following table presents the effect of derivatives on the Statement of Operations for the period ended January 31, 2018:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Unrealized Appreciation (Depreciation) on Derivatives
Written equity options	Options	$946,367	$9,176

The average notional value of written options for the Fund for the period ended January 31, 2018 was approximately $23,000,000.

Securities Lending
The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”).  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest.  The fund receives compensation in the form of fees on the security lending activity and interest on the cash collateral.  The amount of fees depends on a number of factors including the type of security and length of the loan.  The Fund continues to receive dividends on the securities loaned during the borrowing period.  Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.  The cash collateral is invested by the Custodian in accordance with approved investment guidelines.  Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the cost associated with lending.  The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from these risks by contract with the Custodian.

As of January 31, 2018 the value of securities on loan and payable for collateral due to broker were $7,453,567 and $7,709,163, respectively.

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Portfolio”) as shown on the Schedule of Investments. The Portfolio is a private fund that invests in high-quality, short term investments, similar to a money market fund. However, the Portfolio is not registered with the Securities and Exchange Commission (“SEC”) and is not required to meet the regulatory requirements of a money market fund registered with the SEC.  The Portfolio is only offered to participants in the Custodian’s security lending program.

Interest income earned on collateral investments (net of applicable fees) and recognized by the Fund during the period ended January 31, 2018, aggregated $55,871.

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Miller/Howard High Income Equity Fund

By (Signature and Title) /s/ Lowell G. Miller
                                           Lowell G. Miller, President and Chief Executive Officer

Date   March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Lowell G. Miller
                                            Lowell G. Miller, President and Chief Executive Officer

Date  March 28, 2018

By (Signature and Title) /s/ Paul Brook
                                           Paul Brook, Chief Financial Officer

Date  March 28, 2018